Exhibit 32.2

Section 1350 Certification

In connection with the Report of North Horizon, Inc., (the "Company") on Form 10-Q for the period ended June 30, 2010, as filed with the Securities and Exchange Commission (the "Report"), I, Wallace Boyack, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to SS 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section (13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.           The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: August 9, 2010	By/s/ Wallace Boyack
Chief Financial Officer, principal financial officer